Filed pursuant to Rule 497(k)
1933 Act File No. 333-00227
1940 Act File No. 811-07493

HENNESSY BALANCED FUND
Investor Class  HBFBX

Summary Prospectus, February 28, 2013

Investing, Uncompromised

www.hennessyfunds.com  |  1-800-966-4354

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hennessyfunds.com.  You can also get this information at no cost by calling 1-800-966-4354 or by sending an e-mail request to fundsinfo@hennessyfunds.com.  The Fund’s prospectus and statement of additional information, both dated February 28, 2013, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Hennessy Balanced Fund seeks a combination of capital appreciation and current income.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales charge (load)	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.60%
Distribution and Service (12b-1) Fees		0.15%
Other Expenses1		0.80%
Shareholder Servicing	0.10%
All Remaining Other Expenses	0.70%
Total Annual Fund Operating Expenses		1.55%

1
Other expenses include acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE
This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$158	$490	$845	$1,845

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategy
The Fund invests approximately 50% of its assets in roughly equal dollar amounts in the ten highest dividend-yielding Dow Jones Industrial Average (“DJIA”)* stocks (known as the “Dogs of the Dow”), but limits exposure to market risk and volatility by investing approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year.

On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year.

The Fund holds its stock investments for one year. This includes stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the Fund’s portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding stocks in the DJIA in approximately equal dollar amounts.

*
The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

Principal Risks
Although approximately 50% of the Fund’s portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Formula Investing Risk: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund’s portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.

Non-Diversification Risk: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the fund’s performance.

Performance Information
The following performance information provides some indication of the risks of investing in the Hennessy Balanced Fund by showing changes in its performance from year to year and how the Fund’s average annual returns compare with the S&P 500 Index and the DJIA.  For additional information on these indices, please see “Index Descriptions” on page 67 of the Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website (http://www.hennessyfunds.com).

CALENDAR YEAR TOTAL RETURNS

For the period shown on the bar chart, the Fund’s highest quarterly return was 14.05% for the quarter ended September 30, 2009 and the lowest quarterly return was -12.52% for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2012)
	One	Five	Ten
	Year	Year	Year
Hennessy Balanced Fund
Return before taxes	3.73%	1.68%	3.62%
Return after taxes
on distributions	3.67%	1.54%	3.25%
Return after taxes
on distributions and
sale of Fund shares	2.50%	1.41%	3.04%

S&P 500 Index
(reflects no deduction for
fees, expenses or taxes)	16.00%	1.66%	7.10%

Dow Jones
Industrial Average
(reflects no deduction for
fees, expenses or taxes)	10.24%	2.62%	7.32%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

Investment Manager
Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers
Neil J. Hennessy and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy serves as Portfolio Manager to the Fund, and has been the President, Chief Investment Officer, and a Director of the Manager, a registered investment advisor, since its organization in 1989.  Mr. Peery has served as Co-Portfolio Manager of the Fund since February 2011, and has been a Vice President of the Manager since 2002.

Purchase and Sale of Fund Shares
Institutional Class shares are available only to shareholders who invest directly in the Funds or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution or servicing fee from the Funds or the Funds’ investment manager.

To purchase shares of the Funds, you may contact your broker-dealer or other financial intermediary. To purchase shares directly with Hennessy Funds, or for assistance with completing your application, you should call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time.  You may buy shares of the Funds each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of a Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment.  There is no subsequent minimum investment requirement for the Funds.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan for each Fund.  The Funds may waive the minimum investment requirements from time to time.  Investors purchasing the Funds through financial intermediaries’ asset based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

You may redeem shares of the Funds each day the NYSE is open.  You may redeem Fund shares by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by calling the Transfer Agent for the Funds at 1-800-261-6950 or 1-414-765-4124 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time.  Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Funds may be placed.

Tax Information
The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.